UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

MSD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40290	98-1583537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Vanderbilt Avenue, 26th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 303-1650

Registrant’s telephone number, including area code

645 Fifth Avenue, 21st Floor

New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-fifth of one redeemable warrant	MSDAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the Units	MSDA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	MSDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 10, 2022, MSD Acquisition Corp. (the “Company”) received a letter (the “Notification Letter”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market (“NASDAQ”) notifying the Company that, due to the previously announced resignation of Mr. Barry McCarthy from the Company’s board of directors (the “Board”) and the audit committee of the Board, the Company no longer complies with NASDAQ’s independent director and audit committee requirements as set forth in NASDAQ Listing Rule 5605 for continued listing. The Company is currently evaluating independent director candidates to appoint to the vacancy on the Board and on the audit committee in order to regain compliance. The Company has until the earlier of the Company’s next annual shareholders’ meeting or February 8, 2023 to regain compliance; provided, however, if the next annual shareholders’ meeting is held before August 8, 2022, the Company must regain compliance by August 8, 2022.

The Notification Letter does not impact the Company’s listing on NASDAQ at this time, and the Company’s Class A ordinary shares, units and warrants will continue to trade on NASDAQ under the symbols “MSDA,” “MSDAU” and “MSDAW,” respectively. Further, the Company does not expect that the Notification Letter will affect its ability to consummate an initial business combination.

Cautionary Note Regarding Forward-Looking Statements

The information included herein include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Company’s ability to regain compliance with Nasdaq Listing Rule 5605, prospects, plans and objectives of management are forward looking statements. When used herein the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Should one or more of these risks occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”). The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2022	MSD ACQUISITION CORP.

	By:	/s/ John Cardoso
		Name:	John Cardoso
		Title:	Chief Financial Officer

2